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                                                                   Exhibit 10(c)

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     Digital Equipment Corporation

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         Retirement Arrangement for Non-Employee Directors
               (as amended on June 12, 1997 and April 23, 1998)

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                  I.  Name and Purpose

                  The name of this plan is the Digital Equipment Corporation Retirement Arrangement for Non-Employee Directors (the "Plan"). Its purpose is to recognize and reward the valuable service provided to Digital Equipment Corporation by its non-employee directors by supplementing their retirement income.

                  II.  Effective Date

                  The Plan shall become effective for any non-employee director terminating service with the Digital Equipment Corporation Board of Directors (the "Board") on or after 18 May 1987.

                  III.  Eligibility for Participation

                  All non-employee directors of Digital Equipment Corporation on 18 May 1987 shall be eligible to participate and shall begin participation in the Plan on 18 May 1987. All non-employee directors of Digital Equipment Corporation who are appointed to the Board on or after 19 May 1987 shall be eligible to participate in the Plan and shall begin participation upon the effective date of their appointment or election to the Board. Any director who begins participation shall be a participant (a "Participant") in the Plan for life. Notwithstanding the foregoing paragraph, effective upon and subject to the approval of the 1995 Stock Option Plan for Non-Employee Directors by the stockholders of Digital Equipment Corporation, eligibility to participate in the Plan shall be limited only to those individuals who commenced service as a director prior to January 1, 1995; AND FURTHER, effective as of the date of the 1997 Annual Meeting of Stockholders of Digital Equipment Corporation, eligibility to participate in the Plan shall be limited only to those individuals who commenced service as a director prior to January 1, 1995 AND are 65 years of age or older as of such date.

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                  IV. Entitlement to Retirement Benefit

                  Any Participant in the Plan as of 18 May 1987, and any other Participant in the Plan having reached age seventy (70) and with at least five (5) years of service as a non-employee director of Digital Equipment Corporation, who terminates service with the Board on or after 18 May 1987 shall be entitled to an annualized benefit for life which is equal in amount to the annual retainer in effect for non-employee directors as of the Participant's date of termination of service on the Board. Notwithstanding the foregoing, upon consummation of the Corporation's pending merger ("Merger") with Compaq Computer Corporation ("Compaq") pursuant to the Amended and Restated Agreement and Plan of Merger between the Corporation, Compaq and Compaq Merger Inc. dated as of January 25, 1998, any Participant in the Plan whose service is terminated in connection with the Merger shall be entitled to an annualized benefit for life which is equal in amount to the annual retainer in effect for non-employee directors as of the date of the Participant's termination of service. For purposes of determining years of service for purposes of this Section IV., time for which a Participant receives a disability benefit under Section VI. of this Plan shall be considered time included in years of service. Furthermore, termination of service for purposes of this Section IV. shall mean the later of actual termination of service and cessation of disability benefits under Section VI. hereof, if applicable.

                  V. Payment of Retirement Benefit

                  The benefit due to a Participant under this Plan shall be paid as quarterly installments, each equal to one-fourth of the annual benefit provided for in IV. above. Installments shall become due and payable as of the first day of each calendar quarter. The first such payment shall become due and payable as of the first day of the calendar quarter next following the date on which the Participant terminates service as a director of Digital Equipment Corporation. The last such payment shall become due and payable as of the first day of the calendar quarter in which the Participant dies. Payment shall be mailed to the last known address of the Participant. It shall be the responsibility of the Participant to ensure that Digital Equipment Corporation is provided his or her correct address. There shall be no death benefit hereunder.

                  VI. Entitlement to Disability Benefit

                  Any Participant in the Plan who terminates service on the Board as a result of a total disability on or after 18 May 1987 at a time when he or she does not qualify for a retirement benefit under Section IV. above shall be entitled to an annual benefit for the period of time during which he or she is disabled or until he or she

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                  attains the age and service requirements for a retirement
                  benefit under IV. above, whichever is shorter, which is equal in amount to the annual retainer in effect for non-employee directors as of his or her date of termination of service on the Board. Total disability shall mean a physical or mental condition which, in the sole and unfettered discretion of the Board, makes continued service on the Board impossible or undesirable.

                  VII. Payment of Disability Benefit

                  Any payments under Section VI. hereof shall be paid according to the provisions of Section V. hereof as if such disability benefit were a retirement benefit and as if the termination of the Participant's service on the Board as a result of total disability were termination of service after age seventy (70) with five (5) full years of service on the Board. The disability benefit hereunder shall cease on ending of the disability or on the attainment of the age and service requirements for a retirement benefit and no disability payment shall be made after the date on which the disability ends or the said requirements have been met. No duplication of benefits between disability benefits and retirement benefits shall be permitted.

                  VIII. Participant's Rights in Benefit

                  A Participant shall not have any interest in the benefits under this Plan until they are distributed in accordance with the Plan. Until paid, all amounts payable under the Plan shall remain the sole property of the Corporation, subject to the claims of its general creditors and available for its use for whatever purposes are desired. With respect to unpaid benefits, a Participant is merely a general creditor of the Corporation, and the obligation of the Corporation hereunder is purely contractual and shall not be funded or secured in any way. This Plan is not, and is not intended to be, for employees of Digital Equipment Corporation and is not a plan subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

                  IX. Non-Assignability

                  The right of a Participant to the payment of benefits as provided in the Plan shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation.

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                  X. Administration

                  The Administrator of this Plan shall be the Office of the President of the Corporation. The Administrator shall have authority to adopt rules and regulations for carrying out the Plan and to interpret, construe and implement the provisions hereof, and may delegate the authority to administer the Plan to such delegee as the Administrator of its sole and unfettered discretion believes appropriate.

                  XI. Amendment and Termination

                  The Plan may at any time be amended, modified, or terminated by the Board of Directors of the Corporation. No amendment, modification or termination shall, without the consent of a Participant, adversely affect such Participant's right with respect to benefits accrued as of the date of amendment, modification, or termination. An accrued benefit as of a particular date shall mean that benefit to which a Participant would be entitled under the Plan if it had remained in existence after the date of termination of the Plan, but with no additional service performed by the Participant and with no change of disability status by the Participant after the termination date.




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